SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): May 19, 2001

                          ANTARES CAPITAL CORPORATION

           (Exact name of registrant as specified in its charter)

        Colorado                  0-25547                 84-1503839
     (State or other          (Commission File         (I.R.S. Employer
     jurisdiction of               Number)            Identification No.)
     incorporation)

                        7545 Irvine Center, 2nd Floor
                          Irvine, California 92618
            (Address of principal executive offices) (Zip Code)

                             (949) 623-8436
             (Registrant's telephone number, including area code)

Item 1.     Changes in Control of Registrant.

(a) Pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement") executed on May 19, 2001, Antares Capital Corporation ("Antares" or the "Company"), a Colorado corporation, acquired 960 shares of common stock of Nuways, Inc., a Delaware corporation ("Nuways"), from the sole shareholders thereof in exchange for 9,600,000 shares of common stock of the Company (the "Acquisition"). Each shareholder of Nuways received 10,000 shares of common stock of the Company for each share of Nuways. In addition, the Company agreed to repurchase 1,600,000 shares of common stock from certain shareholders of the Company in consideration for $50,000. Of that amount, $25,000 was paid immediately to the selling shareholders, and the balance of $25,000 was placed in escrow. The escrowed funds will be paid to the selling shareholders in the event the Company is approved for trading on any exchange other than the pink sheets on or before December 31, 2001, and otherwise will be returned to the Company. The Company also agreed to pay $6,000 in legal, accounting and edgarization fees relating to the preparation and filing of the Company's annual report for the year ended December 31, 2000. Finally, the Company granted the original remaining shareholders of the Company, who retained 400,000 shares of common stock in the Company after giving effect to the transactions contemplated by the Acquisition Agreement, piggyback registration rights, in which the Company is obligated to include their shares in any registration statement filed under the Securities Act of 1933 (other than a registration statement on Form S-4 or S-8) within two years of the date of closing of the Acquisition.

The Acquisition was approved by the unanimous consent of the Board of Directors of the Company on March 21, 2001, and closed on May 19, 2001, when the last shareholder of Nuways executed the Acquisition Agreement. As a result of and pursuant to the Acquisition, Joseph J. Peirce and Timothy J. Brasel resigned as the sole directors and officers of the Company. Simultaneously, Peter J. Ferras, Fred Wallace and John Horne were appointed as the directors and of the Company. Peter J. Ferras was additionally appointed chairman of the board, president and chief executive officer of the Company, and Fred Wallace was appointed treasurer, secretary and chief financial officer of the Company.

The Company had 2,000,000 shares of common stock issued and outstanding prior to the Acquisition, and 10,000,000 shares of common stock issued and outstanding immediately following the Acquisition.

A copy of the Acquisition Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

(b) The following table contains information regarding the shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of the warrants held by each such person or entity):

Name and Position               Number of Shares of      Percent of Common
                                  of Common Stock       Stock Beneficially
                                 Beneficially Owned           Owned (1)

Peter J. Ferras, Chairman (2)        8,975,000                 89.75%
And Chief Executive Officer
7545 Irvine Center Dr.
2nd Floor
Irvine, California 92618

Fred Wallace, Director and              50,000                  0.5%
Chief Financial Officer
23456 Hawthorne Blvd., #150
Torrance, California 90505

John Horne, Director                    50,000                  0.5%
5776 Acorn Dr.
Wrightwood, California 92397

FlashRUs, Inc.,                        500,000                  5%
5% shareholder
24338 El Toro Rd.
Suite 335
Laguna Hills, California 92653

Officers and directors               8,850,000                 88.5%
(as a group)

(1) Based upon 10,000,000 shares of Common Stock issued and outstanding as of April 30, 2001.

(2) Includes 8,750,000 which Mr. Ferras owns directly, and an additional 225,000 shares owned by Nuads Global, Inc., of which Mr. Ferras is the sole shareholder.

Item 2.     Acquisition Or Disposition Of Assets.

As described in Item 1 herein, on May 19, 2001, the Company acquired all of the issued and outstanding common stock of Nuways from its shareholders. The consideration exchanged pursuant to the Acquisition Agreement was negotiated between the officers of the Company and the officers of Nuways. In evaluating the Acquisition, the officers of the Company used criteria such as the value of assets of Nuways, Nuway's ability to manage and expand its business, Nuway's ability to compete in the market place, Nuway's current and anticipated business operations, and Nuway's management's experience and business plan. In evaluating the Company, Nuways placed primary emphasis on the Company's status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and the Company's facilitation of Nuway's goal of becoming a fully reporting company under the Securities Exchange Act.

Following the acquisition of Nuways, the Company's business plan will be to implement the business plan of Nuways immediately prior to the Acquisition. Prior to the Acquisition, Nuways had minimal operations and revenues. Its business plan consisted of ideas developed by Nuways' principles (who are now the principles of the Company) to develop software and techniques to increase the visibility and effectiveness of advertising over the internet.

The Company believes that a significant problem of internet has been the general ineffectiveness of banner advertising, the predominant form of advertising, which has led to well-publicized declines in ad rates on the internet and the resulting failure of a large number of internet sites whose economic model depended on advertising revenue. The Company believes that the main problem with banner advertising is the relative ease with which users can ignore the ad when accessing websites.

To provide a solution to banner ads, the Company plans to develop software to increase the entertainment value of internet ads. Among the projects under development are:

-- software which will download media rich commercials to an internet users computer, and replay the commercials during subsequent dialups to the internet service provider;

-- software which will transmit media rich commercials to internet users who access the internet through a means providing greater bandwidth, primarily DSL or cable modem access.

In addition, the Company plans to offer other internet related services, such as search engine tools to announce new web sites to a large number of search engines and directories quickly and efficiently, e-commerce website development and related services.

The Company plans to raise capital to finance its business plan through a private offering to a limited number of investors in the near future.

Item 3.     Bankruptcy or Receivership.

Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

Not applicable.

Item 5.     Other Events.

Not applicable.

Item 6.     Resignations Of Directors And Executive Officers.

Joseph J. Peirce and Timothy J. Brasel resigned as the sole officers and directors of the Company. The resignation was pursuant to the transaction described in Item 1 herein, and not as the result of any disagreement with management.

Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.

     (a) Financial Statements of Businesses Acquired: No historical financial statements are required since Nuways was not engaged in business prior to the consummation of the transaction described herein.

     (b) Pro Forma Financial Information:  None required.

     (c) Exhibits:

Exhibit No.            Description

    2 Agreement and Plan of Reorganization between Antares Capital Corp., Nuways, Inc., and certain shareholders of Nuways, Inc.

    10         Custodial Escrow Agreement

Item 8.     Change in Fiscal Year.

Not Applicable.

Item 9.     Sales of Equity Securities Pursuant to Regulation S.

Not Applicable.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            ANTARES CAPITAL CORP.

Date:  May 30, 2001         /s/ Peter J. Ferras
                            By: Peter J. Ferras
                            Its: Chairman of the Board and Chief
                            Executive Officer